FORM OF
SETTLEMENT AGREEMENT AND RELEASE OF CLAIMS

This Settlement Agreement and Release of Claims (this “Agreement”) is entered into as of the [__] day of [__________], 2008 (“Effective Date”), by and between g8wave Holdings, Inc. (the “Company”), and [_______________] (“Investor”) (Company and Investor are hereinafter collectively referred to, at times, as the “Parties,” and each individually, as a “Party”).

RECITALS

WHEREAS, on or about August 13, 2007, the Company issued and sold to Investor, in a private placement (the “Offering”), [____] shares of the Company’s common stock and a warrant to purchase up to an additional [_____] shares of the Company’s common stock at an exercise price of $2.25 per share.

WHEREAS, a potential dispute (the “Potential Dispute”) has arisen between the Company and Investor in connection with the Offering.

WHEREAS, the Company does not believe that it has any liability to Investor in connection with the Offering, but has determined that the economic and other costs (such as diversion of management’s time and attention) of defending the Potential Dispute would exceed the costs of settling with Investor and, therefore, the Parties desire to resolve the Potential Dispute and any and all Claims (as defined herein) between them as of the Effective Date.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties contained herein, and the releases contained herein, the Parties agree as follows.

1.  Issuance of Warrant. As consideration for the release given by Investor pursuant to Section 2, no later than two business days after the date hereof, the Company shall issue to Investor a warrant to purchase up to [________] shares of the Company’s common stock (the “New Warrant”), which New Warrant shall be substantially in the form attached as Exhibit A to this Agreement. The New Warrant shall have a per share exercise price of $0.05, be for a term of ten (10) days, and shall expire at 5:00 P.M. Eastern Standard Time on the tenth (10th) day following the date of hereof.

2.  Releases by Investor. Except for such obligations, rights or claims as may be created by, contingent upon or arise from the terms and conditions of this Agreement, and expressly contingent upon Investor’s receipt of the New Warrant, Investor, on behalf of itself and each of its agents, brokers, legatees, devisees, executors, trustees, beneficiaries, affiliates, administrators, successors in interest, predecessors in interest, assigns, corporations, partners, entities, attorneys, directors, officers, employees, insurers, and representatives (collectively, the “Investor Releasors”), hereby releases and forever discharges the Company, and each of its agents, brokers, affiliates, successors in interest, predecessors in interest, assigns, attorneys, directors, officers, employees, insurers, and representatives, (collectively, the “Company Releasees”), and each of them, separately and collectively, from any and all claims, losses, liens, demands, causes of action, obligations, damages and liabilities of any kind or nature (collectively, the “Claims”), that relate to any time up to and including the Effective Date, whether known or unknown, that the Investor Releasors have, had in the past, or may have in the future, against the Company Releasees, or any of them, of any type whatsoever, including but not limited to Claims arising out of, in connection with, or relating to, the Offering or the Potential Dispute.

3.  California Civil Code Section 1542. Except for such obligations, rights or claims as may be created by, contingent upon or arise from the terms and conditions of this Agreement, Investor hereby agrees that this Agreement is a full and final accord and satisfaction and release as to all Claims for any injuries and damages that Investor may ever assert against the Company in connection with any time up to and including the Effective Date, relating to the Offering or the Potential Dispute, and/or any other Claims relating thereto, whether now known or unknown, contingent or accrued, and whether now existing or resulting in the future. In furtherance of this intention, and as further consideration for the Agreement, Investor hereby waives and relinquishes all rights under Section 1542 of the California Civil Code, which provides:

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

Accordingly, the releases given herein shall remain in effect notwithstanding the discovery or existence of any additional facts or Claims in existence at the time this Agreement was executed.

4.  Representations and Warranties.

The Parties hereto, and each of them, represent and warrant to each other as follows:

(a)  Each of the Parties hereto has been advised to seek independent legal advice from attorneys of its own choice with respect to the advisability of making the settlement and releases provided for herein, and with respect to the advisability of executing this Agreement;

(b)  Each of the Parties has had an attorney review this Agreement prior to the execution of this Agreement;

   (c)  In negotiating this Agreement, each of the Parties has made various statements and representations to the other Party. Nevertheless, each of the Parties specifically does not rely upon any statement, representation, legal opinion, or promise of the other Party in executing this Agreement or in making the settlement provided for herein, except as expressly stated in this Agreement;

(d)  Each of the Parties has made such investigation of the law pertaining to this settlement and this Agreement, and of all the matters pertaining thereto, as it deems necessary;

(e)  The terms of this Agreement are contractual and not a mere recital. This Agreement is the result of negotiations between the Parties, each of whom has participated in the drafting hereof;

(f)  This Agreement has been carefully read by, the contents hereof are known and understood by, and it is signed freely by, each of the Parties;

(g)  Each of the Parties agrees that it will not take any action which would interfere with the performance of this Agreement by the other Party hereto, or which would adversely affect any of the rights provided for herein; and

(h)  The Parties each represent and warrant that (i) it is duly authorized to execute, deliver, and perform this Agreement, (ii) it has duly executed this Agreement, and (iii) this Agreement is a valid and binding agreement as to it and is fully enforceable against it according to the terms of the Agreement.

5.   Investor Representations.

Investor hereby further represents and warrants to the Company as follows:

(a)   Investor owns all right, title and interest in and to its Claims and has not sold, assigned or otherwise transferred to any third party any interest it may have in any of its Claims;

(b)   The New Warrant and the shares of the Company’s common stock issuable upon exercise of the New Warrant (the “Warrant Shares” and, collectively with the New Warrant, the “Securities”) are being acquired for investment for Investor’s own account, not as a nominee or agent and not with a view to the resale or distribution of any part thereof;

(c)   Investor has had an opportunity to ask questions and receive answers and other information from the Company regarding the terms and conditions of the Securities and the business, properties, prospects, financial condition, and results of operations of the Company, and Investor has received sufficient information on which to make an investment decision;

(d)   Investor understands that the purchase of the Securities involves substantial risk. Investor is an investor in securities of companies in the developmental stage and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Securities. It has not been organized for the purpose of acquiring the Securities;

(e)   Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

(f)   Investor understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby; and

(g)   Investor understands that the certificates evidencing the Securities will bear a legend substantially similar to the following, as well as any other legends required by applicable law:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

6. Registration Rights; Market Stand-Off Agreement

(a)   In the event that Investor exercises the New Warrant, the Company shall prepare and file a registration statement (the “Registration Statement”) with the SEC covering the resale of the Warrant Shares by no later than forty-five (45) days following the completion of the Company’s audit for the year ended December 31, 2007 and the filing of the Company’s Annual Report on Form 10-KSB for the year then ended. The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as possible after the initial filing and agrees to use its commercially reasonable efforts to respond promptly to any SEC comments or questions regarding the Registration Statement. Subject to the other provisions contained herein, including but not limited to the Suspension Right below, the Company will maintain the effectiveness of the Registration Statement from the date of the effectiveness of the Registration Statement until 24 months after that date or until the Warrant Shares may be sold without registration pursuant to Rule 144, whichever is first to occur.

(b)   Notwithstanding any other provision of this Agreement or any related agreement to the contrary, the Company shall have the right (the “Suspension Right”), at any time, to suspend the effectiveness of the Registration Statement and offers and sales of the Warrant Shares pursuant thereto whenever, in the good faith judgment of the Company, (i) continuing such effectiveness or permitting such offers and sales could reasonably be expected to have an adverse effect upon a proposed sale of all or substantially all of the assets of the Company or a merger, acquisition, reorganization, recapitalization or similar current transaction materially affecting the capital, structure, or equity ownership of the Company, (ii) there exists a material development or a potential material development with respect to or involving the Company that the Company would be obligated to disclose in the prospectus used in connection with the Registration Statement, which disclosure, in the good faith judgment of the Company, after considering the advice of counsel, would be premature or otherwise inadvisable at such time, or (iii) the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances, not misleading (a “Suspension Event”). In the event that the Company shall determine to so suspend the effectiveness of the Registration Statement and offers and sales of the Warrant Shares pursuant thereto, the Company shall, in addition to performing those acts required to be performed under the Securities Act and/or the Exchange Act of 1934, as amended, or deemed advisable by the Company, deliver to Investor written notice thereof, signed by the Chief Financial Officer or Chief Executive Officer of the Company. Upon receipt of such notice, Investor shall discontinue disposition of the Warrant Shares until Investor (x) is advised in writing by the Company that the use of the Registration Statement and prospectus (and offers and sales thereunder) may be resumed, (y) has received copies of a supplemental or amended prospectus, if applicable, and (z) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference into such prospectus. The Company will exercise reasonable commercial efforts to ensure that the use of the Registration Statement and prospectus may be resumed as quickly as practicable.

(c)   The Company's right to suspend the effectiveness of the Registration Statement and the offers and sales of the Warrant Shares pursuant thereto, as described in clause (b) above, shall be for a period of time (the “Suspension Period”) beginning on the date of the occurrence of the Suspension Event and expiring on the earlier to occur of (i) the date on which the Suspension Event ceases, or (ii) sixty (60) days after the occurrence of the Suspension Event; provided, however, that there shall not be more than two Suspension Periods in any twelve (12) month period.

(d)   The Company shall notify Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of Investor, the Company shall also prepare, file and furnish to Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Investor agrees not to offer or sell any Warrant Shares covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

(e)   The Company may request Investor to furnish the Company such information with respect to Investor and Investor's proposed distribution of the Warrant Shares pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and Investor agrees to promptly furnish the Company with such information.

(f)   Each of the Company and Investor shall indemnify the other party hereto and their respective officers, directors, employees, affiliates and agents against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) by the indemnifying party of a material fact contained in any prospectus or other document (including any related registration statement, notification or the like) incident to any registration of the type described in this Section 6, or any omission (or alleged omission) by the indemnifying party to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such indemnified party for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided, that no party will be eligible for indemnification hereunder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished or required to be furnished by such party for use in connection with such registration.

(g)   Investor hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's initial underwritten public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) calendar days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Company, including (without limitation) the Warrant Shares (whether now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company, including (without limitation) the Warrant Shares (whether now owned or hereafter acquired), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise. The foregoing covenants shall apply only to the Company's initial underwritten public offering of securities after the date hereof, shall not apply to the sale of any shares by Investor to an underwriter pursuant to an underwriting agreement and shall only be applicable to Investor if all the Company's executive officers, directors and greater than ten percent (10%) stockholders enter into similar agreements. Investor agrees to execute an agreement(s) reflecting (i) and (ii) above as may be requested by the managing underwriters at the time of the initial underwritten public offering, and further agrees that the Company may impose stop transfer instructions with its transfer agent in order to enforce the covenants in (i) and (ii) above. The underwriters in connection with the Company's initial underwritten public offering are intended third party beneficiaries of the covenants in this Section 6(g) and shall have the right, power and authority to enforce such covenants as though they were a party hereto.

7.  Miscellaneous.

(a)  Severability.

In the event that any provision of this Agreement should be held to be void, voidable, or unenforceable, the remaining portions hereof shall remain in full force and effect.

(b)	Modification.

This Agreement may not be modified in any respect except by an instrument in writing signed by all Parties.

(c)	Transfer.

Neither Party shall assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, and any attempt of assignment or transfer without such consent shall be void.

(d)   Attorney’s Fees in the Event of Dispute.

If any legal action, dispute, or other proceeding arises or is commenced to interpret, enforce or recover damages for the breach of any term of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all reasonable attorney’s fees incurred in connection with such proceeding, in addition to costs of suit.

(e)   Survival of Representations and Warranties.

The representations and warranties of this Agreement are deemed to survive the date of execution hereof.

(f)   No Admission of Liability.

It is acknowledged, understood and agreed by the Parties that this is a settlement of a potential disputed claim, and that this release is not an admission of liability or wrongful conduct by either Party. Each Party further agrees that it will not, and will cause its respective officers, directors, employees, agents, representatives, and subsidiaries not to, directly or indirectly, whether orally or in writing, make any statements or representations to any third party (i) that the other Party was liable or admitted any liability in connection with the matters covered by this Agreement, and (ii) regarding the subject matter of this Agreement, including, but not limited to, any and all discussions preceding the negotiation and execution of this Agreement, except that either Party may disclose the existence of this Agreement and may also disclose the specific terms set forth herein as may be required pursuant to applicable law, including, but not limited to, the rules and regulations of the Securities and Exchange Commission.

(g)   Participation in Drafting.

Each Party has participated in, cooperated in, or contributed to the drafting and preparation of this Agreement. In any construction of this Agreement, the same shall not be construed for, or against, any Party, but shall be construed fairly according to its plain meaning.

(h)  Execution of Further Documents.

Each Party hereto will execute all further and additional documents and take such further actions as may be reasonable and necessary to effectuate and carry out the provisions of this Agreement.

(i)  Counterparts; Facsimile Signatures.

This Agreement may be executed in counterparts and by facsimile, and each such counterpart and/or facsimile signature shall be deemed to be an original, and all of which when taken together shall constitute one executed agreement.

(j)  Entire Agreement.
This Agreement contains the entire agreement and understanding concerning the subject matter between the Parties and supersedes and replaces all prior negotiations, proposed agreements and agreements, written or oral, between the Parties. Each of the Parties acknowledges that neither the other Party, nor any agent or attorney of the other Party, has made any promise, representation or warranty whatever, express or implied, not contained herein concerning the subject matter hereof to induce it to execute this instrument, and acknowledges that it is not executing this Agreement in reliance on any such promise, representation or warranty not contained herein.

(k)  Governing Law; Jurisdiction; Venue.

This Agreement shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of Delaware. In the event of a dispute arising under or related to this Agreement, the Parties submit to the sole and exclusive jurisdiction and venue of the courts of the Commonwealth of Massachusetts sitting in the city of Boston.

(l)  Notices

All payments, notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if physically delivered, delivered by a nationally recognized overnight courier, or facsimile, with written confirmation at the below address and number provided below for the Party, except that all payments must be made by personal delivery or overnight courier.

If to the Company:

g8wave Holdings, Inc.
126 Brookline Avenue, Suite 201
Boston, MA 02215
Facsimile No.: (617) 450-8786
Attention: Chief Financial Officer

With a copy to:

Keith Sutton , Esq.
c/o Eisner & Frank
9601 Wilshire Blvd., Ste. 700
Beverly Hills, CA 90210
Facsimile No.: (310) 855-3201

If to Investor:

[ADDRESS]
Facsimile No.: [(___) ___-____]

[Signature page follows]

BY THEIR SIGNATURES BELOW, EACH OF THE UNDERSIGNED REPRESENTS THAT IT HAS READ THE FOREGOING AND FULLY UNDERSTANDS AND AGREES TO EACH AND ALL OF THE TERMS AND CONDITIONS SET FORTH HEREIN.

IN WITNESS WHEREOF, the Parties have each approved and executed this Agreement on the date set forth above.

G8WAVE HOLDINGS, INC.

__________________
By:
Its:

[INVESTOR]

__________________
By:
Its:

EXHIBIT A

New Warrant

[Attached]